N / E / W / S R / E / L / E / A / S / E

January 25, 2018

FOR IMMEDIATE RELEASE
For more information, contact:
Nicole M. Weaver, Director of Corporate Administration and Vice President
765-521-7619
http://www.firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES RECORD 2017 RESULTS

First Merchants Corporation (NASDAQ - FRME) reported record fourth quarter 2017 net income of $24.4 million, compared to $22.3 million during the fourth quarter of 2016. Earnings per share for the period totaled $.49 per share compared to $.55 during the same period in 2016. Our fourth quarter results included the impact of the recently enacted Tax Cuts and Jobs Act (the “TCJA”). Specifically, our federal income tax expense was elevated by $5.1 million, or $.10 per share due to deferred tax asset write-downs. Acquisition expenses related to the completion of our Independent Alliance Banks acquisition totaled $1.4 million, or $.02 per share, for the quarter.

Year-to-date net income totaled a record $96.1 million, compared to $81.1 million during the same period in 2016. Earnings per share for the year ended December 31, 2017 totaled $2.12 per share, an increase of $.14 per share, or 7.1 percent, over 2016. The enactment of the TCJA resulted in a reduction of annual profits by $5.1 million, or $.11 per share. Acquisition expenses related to The Arlington Bank and Independent Alliance Banks totaled $12.2 million, or $.18 per share. Our 2017 franchise expansion impacts balance sheet, income, expense and share growth throughout the financial statements.

Michael C. Rechin, President and Chief Executive Officer, stated, “2017 was a record setting year for First Merchants. Our results were fueled by the growth of our clients and the skill and commitment of our teammates. Annual organic loan growth of 12.8 percent, when combined with the acquisitions of Independent Alliance Banks in the Fort Wayne market and The Arlington Bank in the Columbus, Ohio MSA, allowed our total assets to increase by 30 percent for the year.” Rechin also added, “Profitability enhancements in 2017 are further accelerated by significant tax savings in 2018. These improvements in our core business allowed First Merchants to achieve a record share price in 2017 and our business begins 2018 with optimism.”

Total assets reached a record $9.4 billion as of year-end and loans totaled a record $6.8 billion, compared to $7.2 billion and $5.1 billion, as of December 31, 2016. Organic loan growth totaled an annualized rate of 16.7 percent for the fourth quarter and 12.8 percent for the year. Organic deposits grew at an annualized rate of 15.1 percent in the fourth quarter and 9 percent during the year. Inclusive of acquisition growth, total deposits reached $7.2 billion as of December 31, 2017, representing a 29.1 percent increase. Tangible common equity also increased to record levels for the year totaling $834 million, or $16.96 per share, compared to $649 million, or $15.85 per share, as of December 31, 2016.

Net-interest income totaled $78.8 million for the quarter and net-interest margin increased by 20 basis points over the fourth quarter of 2016, totaling 4.10 percent. Yields on earning assets totaled 4.67 percent and the cost of supporting liabilities totaled .57 percent. Fair value accretion added 20 basis points to net-interest margin this quarter compared to 18 basis points in the fourth quarter of 2016.

Non-interest income totaled $19.1 million for the quarter, up $3.0 million from the fourth quarter of 2016 total of $16.1 million. Non-interest expense totaled $56.4 million for the quarter, an increase from $41.9 million during the fourth quarter of 2016, reflecting the inclusion of $1.4 million of merger related expenses.

Tax expense for the quarter totaled $15.2 million, or 38.4 percent of income before income taxes, compared to $7.9 million, or 26.0 percent in the fourth quarter of 2016. The impact of the deferred tax asset write-downs in 2017 will be more than offset by the savings from the reduced tax rate to be realized in 2018.

The Corporation’s provision expense totaled $1.8 million compared to $2.4 million during the same period in 2016. The provision expense in the quarter provided allowance coverage for the organic loan growth. The allowance for loan losses now totals $75.0 million as of December 31, 2017, an increase from $66.0 million as of December 31, 2016. Non-accrual loans totaled $28.7 million as of year-end and the allowance is 1.11 percent of total loans and 1.36 percent of non-purchased loans.

As of December 31, 2017, the Corporation’s total risk-based capital ratio equaled 13.69 percent, common equity tier 1 capital ratio equaled 11.00 percent, and the tangible common equity ratio totaled 9.30 percent.

CONFERENCE CALL

First Merchants Corporation will conduct a fourth quarter earnings conference call and web cast at 2:30 p.m. (ET) on Thursday, January 25, 2018.

To participate, dial (Toll Free) 877-507-0578 and reference First Merchants Corporation's fourth quarter earnings release. International callers please call +1 412-317-1073. A replay of the call will be available until February 25, 2018. To access a replay of the call, US participants should dial (Toll Free) 877-344-7529, or for International participants, dial +1 412-317-0088. The replay passcode is 10114961.

In order to view the web cast and presentation slides, please go to http://services.choruscall.com/links/frme180125.html during the time of the call. A replay of the web cast will be available until January 25, 2019.

Detailed financial results are reported on the attached pages.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. The Corporation has one full-service bank charter, First Merchants Bank. The Bank also operates as Lafayette Bank & Trust and First Merchants Private Wealth Advisors (each as a division of First Merchants Bank).

First Merchants Corporation’s common stock is traded on the NASDAQ Global Select Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

FIRST MERCHANTS and the Shield Logo are federally registered trademarks of First Merchants Corporation.

Forward-Looking Statements

This release contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These statements include statements of First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this press release. In addition, First Merchants’ past results of operations do not necessarily indicate its anticipated future results.

* * * *

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	December 31
	2017	2016
ASSETS
Cash and cash equivalents	$154,905	$127,927
Interest-bearing time deposits	35,027	24,459
Investment securities	1,560,602	1,304,505
Loans held for sale	7,216	2,929
Loans	6,751,199	5,139,645
Less: Allowance for loan losses	(75,032)	(66,037)
Net loans	6,676,167	5,073,608
Premises and equipment	95,852	94,432
Federal Home Loan Bank stock	23,825	17,964
Interest receivable	37,130	26,194
Goodwill and other intangibles	476,503	258,866
Cash surrender value of life insurance	223,557	201,671
Other real estate owned	10,373	8,966
Tax asset, deferred and receivable	23,983	39,384
Other assets	42,338	30,706
TOTAL ASSETS	$9,367,478	$7,211,611
LIABILITIES
Deposits:
Noninterest-bearing	$1,761,553	$1,348,267
Interest-bearing	5,410,977	4,208,231
Total Deposits	7,172,530	5,556,498
Borrowings:
Federal funds purchased	144,038	120,349
Securities sold under repurchase agreements	136,623	146,480
Federal Home Loan Bank advances	414,377	298,923
Subordinated debentures and term loans	139,349	128,445
Total Borrowings	834,387	694,197
Interest payable	4,390	3,110
Other liabilities	52,708	56,149
Total Liabilities	8,064,015	6,309,954
STOCKHOLDERS' EQUITY
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding - 125 shares	125	125
Common Stock, $.125 stated value:
Authorized -- 100,000,000 and 50,000,000 shares (1)
Issued and outstanding - 49,158,238 and 40,912,697 shares	6,145	5,114
Additional paid-in capital	834,870	509,018
Retained earnings	465,231	400,981
Accumulated other comprehensive income (loss)	(2,908)	(13,581)
Total Stockholders' Equity	1,303,463	901,657
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$9,367,478	$7,211,611

(1) On May 1, 2017, the shareholders of First Merchants Corporation approved an amendment to the Articles of Incorporation to increase the number of shares of common stock authorized to issue from 50,000,000 to 100,000,000 shares.

CONSOLIDATED STATEMENTS OF INCOME	Three Months Ended		Twelve Months Ended
(Dollars In Thousands, Except Per Share Amounts)	December 31,		December 31,
	2017	2016	2017	2016
INTEREST INCOME
Loans receivable:
Taxable	$76,470	$53,895	$263,704	$210,302
Tax-exempt	3,018	2,096	10,694	6,525
Investment securities:
Taxable	4,477	3,893	17,489	16,415
Tax-exempt	5,830	4,862	21,379	18,622
Deposits with financial institutions	294	67	736	350
Federal Reserve and Federal Home Loan Bank stock	259	192	894	1,098
Total Interest Income	90,348	65,005	314,896	253,312
INTEREST EXPENSE
Deposits	7,835	3,886	23,806	15,914
Federal funds purchased	55	40	561	102
Securities sold under repurchase agreements	146	91	477	374
Federal Home Loan Bank advances	1,577	797	5,196	3,264
Subordinated debentures and term loans	1,970	1,817	7,572	7,185
Total Interest Expense	11,583	6,631	37,612	26,839
NET INTEREST INCOME	78,765	58,374	277,284	226,473
Provision for loan losses	1,800	2,417	9,143	5,657
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	76,965	55,957	268,141	220,816
OTHER INCOME
Service charges on deposit accounts	5,066	4,534	18,722	17,762
Fiduciary activities	3,345	2,500	11,589	9,818
Other customer fees	5,346	4,784	20,956	19,315
Earnings on cash surrender value of life insurance	1,133	886	6,577	4,273
Net gains and fees on sales of loans	2,355	1,886	7,564	7,052
Net realized gains on sales of available for sale securities	1,134	847	2,631	3,389
Other income	682	683	2,970	3,594
Total Other Income	19,061	16,120	71,009	65,203
OTHER EXPENSES
Salaries and employee benefits	33,760	22,994	119,812	102,552
Net occupancy	4,424	4,568	16,976	16,997
Equipment	3,898	3,069	13,090	12,497
Marketing	1,361	790	3,739	3,008
Outside data processing fees	3,378	2,672	12,242	9,148
Printing and office supplies	378	301	1,283	1,348
Intangible asset amortization	2,055	977	5,647	3,910
FDIC assessments	711	550	2,564	3,036
Other real estate owned and foreclosure expenses	311	574	1,903	2,877
Professional and other outside services	1,914	1,634	12,757	6,516
Other expenses	4,243	3,805	15,543	15,470
Total Other Expenses	56,433	41,934	205,556	177,359
INCOME BEFORE INCOME TAX	39,593	30,143	133,594	108,660
Income tax expense	15,210	7,850	37,524	27,609
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$24,383	$22,293	$96,070	$81,051
Per Share Data:
Basic Net Income Available to Common Stockholders	$0.49	$0.55	$2.13	$1.99
Diluted Net Income Available to Common Stockholders	$0.49	$0.55	$2.12	$1.98
Cash Dividends Paid	$0.18	$0.15	$0.69	$0.54
Average Diluted Shares Outstanding (in thousands)	49,379	41,124	45,403	41,013

FINANCIAL HIGHLIGHTS
(Dollars in thousands)	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2017	2016	2017	2016
NET CHARGE-OFFS	$122	$(164)	$148	$2,073

AVERAGE BALANCES:
Total Assets	$9,174,237	$7,086,456	$8,196,229	$6,899,265
Total Loans	6,575,055	5,008,066	5,881,284	4,814,005
Total Earning Assets	8,139,993	6,367,973	7,335,702	6,180,050
Total Deposits	7,142,375	5,585,468	6,368,751	5,438,217
Total Stockholders' Equity	1,294,810	903,610	1,110,524	884,664

FINANCIAL RATIOS:
Return on Average Assets	1.06%	1.26%	1.17%	1.17%
Return on Average Stockholders' Equity	7.53	9.87	8.65	9.16
Return on Average Common Stockholders' Equity	7.53	9.87	8.65	9.16
Average Earning Assets to Average Assets	88.73	89.86	89.50	89.58
Allowance for Loan Losses as % of Total Loans	1.11	1.28	1.11	1.28
Net Charge-offs as % of Average Loans (Annualized)	0.01	(0.01)	—	0.04
Average Stockholders' Equity to Average Assets	14.11	12.75	13.55	12.82
Tax Equivalent Yield on Earning Assets	4.67	4.32	4.53	4.32
Cost of Supporting Liabilities	0.57	0.42	0.51	0.43
Net Interest Margin (FTE) on Earning Assets	4.10	3.90	4.02	3.89
Efficiency Ratio	53.29	52.18	54.56	56.51
Tangible Common Book Value Per Share	$16.96	$15.85	$16.96	$15.85

NON-PERFORMING ASSETS
(Dollars In Thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2017	2017	2017	2017	2016
Non-Accrual Loans	$28,724	$32,253	$27,347	$27,920	$29,998
Renegotiated Loans	1,013	626	384	876	4,747
Non-Performing Loans (NPL)	29,737	32,879	27,731	28,796	34,745
Other Real Estate Owned	10,373	11,912	11,893	8,293	8,966
Non-Performing Assets (NPA)	40,110	44,791	39,624	37,089	43,711
90+ Days Delinquent	924	425	634	123	112
NPAs & 90 Day Delinquent	$41,034	$45,216	$40,258	$37,212	$43,823

Allowance for Loan Losses	$75,032	$73,354	$70,471	$68,225	$66,037
Quarterly Net Charge-offs	122	(800)	629	197	(164)
NPAs / Actual Assets %	0.43%	0.49%	0.51%	0.51%	0.61%
NPAs & 90 Day / Actual Assets %	0.44%	0.50%	0.52%	0.51%	0.61%
NPAs / Actual Loans and OREO %	0.59%	0.69%	0.70%	0.70%	0.85%
Allowance for Loan Losses / Actual Loans (%)	1.11%	1.13%	1.25%	1.29%	1.28%
Net Charge-offs as % of Average Loans (Annualized)	0.01%	(0.05)%	0.05%	0.02%	(0.01)%

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2017	2017	2017	2017	2016
ASSETS
Cash and cash equivalents	$154,905	$146,607	$142,650	$104,247	$127,927
Interest-bearing time deposits	35,027	72,950	48,305	20,439	24,459
Investment securities	1,560,602	1,468,887	1,343,323	1,327,217	1,304,505
Loans held for sale	7,216	4,514	4,036	1,262	2,929
Loans	6,751,199	6,483,448	5,613,144	5,274,909	5,139,645
Less: Allowance for loan losses	(75,032)	(73,354)	(70,471)	(68,225)	(66,037)
Net loans	6,676,167	6,410,094	5,542,673	5,206,684	5,073,608
Premises and equipment	95,852	102,485	92,637	91,311	94,432
Federal Home Loan Bank stock	23,825	23,825	19,015	17,964	17,964
Interest receivable	37,130	32,366	27,597	25,174	26,194
Goodwill and other intangibles	476,503	478,558	309,686	257,963	258,866
Cash surrender value of life insurance	223,557	222,437	200,125	202,574	201,671
Other real estate owned	10,373	11,912	11,893	8,293	8,966
Tax asset, deferred and receivable	23,983	36,024	27,331	32,074	39,384
Other assets	42,338	38,744	35,758	30,991	30,706
TOTAL ASSETS	$9,367,478	$9,049,403	$7,805,029	$7,326,193	$7,211,611
LIABILITIES
Deposits:
Noninterest-bearing	$1,761,553	$1,662,814	$1,398,237	$1,373,778	$1,348,267
Interest-bearing	5,410,977	5,248,205	4,618,867	4,261,531	4,208,231
Total Deposits	7,172,530	6,911,019	6,017,104	5,635,309	5,556,498
Borrowings:
Federal funds purchased	144,038	100,000	134,608	102,000	120,349
Securities sold under repurchase agreements	136,623	142,107	127,884	139,007	146,480
Federal Home Loan Bank advances	414,377	406,820	312,715	338,919	298,923
Subordinated debentures and term loans	139,349	139,686	128,742	128,862	128,445
Total Borrowings	834,387	788,613	703,949	708,788	694,197
Interest payable	4,390	4,956	3,477	3,875	3,110
Other liabilities	52,708	61,695	45,383	48,751	56,149
Total Liabilities	8,064,015	7,766,283	6,769,913	6,396,723	6,309,954
STOCKHOLDERS' EQUITY
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding	125	125	125	125	125
Common Stock, $.125 stated value:
Authorized -- 100,000,000 and 50,000,000 shares (1)
Issued and outstanding	6,145	6,143	5,394	5,131	5,114
Additional paid-in capital	834,870	833,451	593,904	509,953	509,018
Retained earnings	465,231	449,759	434,309	417,983	400,981
Accumulated other comprehensive income (loss)	(2,908)	(6,358)	1,384	(3,722)	(13,581)
Total Stockholders' Equity	1,303,463	1,283,120	1,035,116	929,470	901,657
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$9,367,478	$9,049,403	$7,805,029	$7,326,193	$7,211,611

(1) On May 1, 2017, the shareholders of First Merchants Corporation approved an amendment to the Articles of Incorporation to increase the number of shares of common stock authorized to issue from 50,000,000 to 100,000,000 shares.

CONSOLIDATED STATEMENTS OF INCOME
(Dollars In Thousands, Except Per Share Amounts)	December 31,	September 30,	June 30,	March 31,	December 31,
	2017	2017	2017	2017	2016
INTEREST INCOME
Loans receivable:
Taxable	$76,470	$71,491	$59,386	$56,357	$53,895
Tax-exempt	3,018	2,851	2,492	2,333	2,096
Investment securities:
Taxable	4,477	4,524	4,180	4,308	3,893
Tax-exempt	5,830	5,455	5,091	5,003	4,862
Deposits with financial institutions	294	284	114	44	67
Federal Reserve and Federal Home Loan Bank stock	259	242	204	189	192
Total Interest Income	90,348	84,847	71,467	68,234	65,005
INTEREST EXPENSE
Deposits	7,835	6,710	5,137	4,124	3,886
Federal funds purchased	55	175	103	228	40
Securities sold under repurchase agreements	146	133	110	88	91
Federal Home Loan Bank advances	1,577	1,464	1,177	978	797
Subordinated debentures and term loans	1,970	1,945	1,840	1,817	1,817
Total Interest Expense	11,583	10,427	8,367	7,235	6,631
NET INTEREST INCOME	78,765	74,420	63,100	60,999	58,374
Provision for loan losses	1,800	2,083	2,875	2,385	2,417
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	76,965	72,337	60,225	58,614	55,957
OTHER INCOME
Service charges on deposit accounts	5,066	5,044	4,438	4,174	4,534
Fiduciary activities	3,345	2,995	2,609	2,640	2,500
Other customer fees	5,346	5,341	5,406	4,863	4,784
Earnings on cash surrender value of life insurance	1,133	1,575	2,971	898	886
Net gains and fees on sales of loans	2,355	2,317	1,617	1,275	1,886
Net realized gains on sales of available for sale securities	1,134	332	567	598	847
Other income	682	1,064	826	398	683
Total Other Income	19,061	18,668	18,434	14,846	16,120
OTHER EXPENSES
Salaries and employee benefits	33,760	33,244	27,076	25,732	22,994
Net occupancy	4,424	4,371	3,965	4,216	4,568
Equipment	3,898	3,478	2,907	2,807	3,069
Marketing	1,361	1,021	792	565	790
Outside data processing fees	3,378	3,162	3,086	2,616	2,672
Printing and office supplies	378	366	275	264	301
Intangible asset amortization	2,055	1,698	991	903	977
FDIC assessments	711	704	579	570	550
Other real estate owned and foreclosure expenses	311	330	731	531	574
Professional and other outside services	1,914	5,843	3,266	1,734	1,634
Other expenses	4,243	4,491	3,648	3,161	3,805
Total Other Expenses	56,433	58,708	47,316	43,099	41,934
INCOME BEFORE INCOME TAX	39,593	32,297	31,343	30,361	30,143
Income tax expense	15,210	7,939	7,207	7,168	7,850
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$24,383	$24,358	$24,136	$23,193	$22,293

Per Share Data:
Basic Net Income Available to Common Stockholders	$0.49	$0.50	$0.57	$0.57	$0.55
Diluted Net Income Available to Common Stockholders	$0.49	$0.50	$0.57	$0.56	$0.55
Cash Dividends Paid	$0.18	$0.18	$0.18	$0.15	$0.15
Average Diluted Shares Outstanding (in thousands)	49,379	48,644	42,244	41,221	41,124
FINANCIAL RATIOS:
Return on Average Assets	1.06%	1.11%	1.28%	1.29%	1.26%
Return on Average Stockholders' Equity	7.53	7.83	9.82	10.15	9.87
Return on Average Common Stockholders' Equity	7.53	7.83	9.82	10.15	9.87
Average Earning Assets to Average Assets	88.73	89.16	89.97	90.43	89.86
Allowance for Loan Losses as % of Total Loans	1.11	1.13	1.25	1.29	1.28
Net Charge-offs as % of Average Loans (Annualized)	0.01	(0.05)	0.05	0.02	(0.01)
Average Stockholders' Equity to Average Assets	14.11	14.15	12.98	12.67	12.75
Tax Equivalent Yield on Earning Assets	4.67	4.56	4.44	4.42	4.32
Cost of Supporting Liabilities	0.57	0.53	0.49	0.44	0.42
Net Interest Margin (FTE) on Earning Assets	4.10	4.03	3.95	3.98	3.90
Efficiency Ratio	53.29	58.30	53.61	52.61	52.18
Tangible Common Book Value Per Share	$16.96	$16.62	$16.97	$16.49	$15.85

LOANS
(Dollars In Thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2017	2017	2017	2017	2016
Commercial and industrial loans	$1,493,493	$1,436,092	$1,289,884	$1,258,840	$1,194,646
Agricultural production financing and other loans to farmers	121,757	117,751	75,746	77,021	79,689
Real estate loans:
Construction	612,219	498,862	442,389	336,931	418,703
Commercial and farmland	2,562,691	2,571,253	2,167,729	2,118,431	1,953,062
Residential	962,765	938,437	847,580	737,918	739,169
Home equity	514,021	502,240	436,038	423,708	418,525
Individuals' loans for household and other personal expenditures	86,935	86,406	79,887	77,590	77,479
Lease financing receivables, net of unearned income	2,527	3,877	232	261	311
Other commercial loans	394,791	328,530	273,659	244,209	258,061
Loans	6,751,199	6,483,448	5,613,144	5,274,909	5,139,645
Allowance for loan losses	(75,032)	(73,354)	(70,471)	(68,225)	(66,037)
NET LOANS	$6,676,167	$6,410,094	$5,542,673	$5,206,684	$5,073,608

DEPOSITS
(Dollars In Thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2017	2017	2017	2017	2016
Demand deposits	$3,746,654	$3,562,718	$3,015,846	$2,861,384	$2,866,853
Savings deposits	1,994,366	1,884,705	1,708,478	1,565,174	1,560,752
Certificates and other time deposits of $100,000 or more	468,895	503,668	362,589	312,327	276,274
Other certificates and time deposits	581,894	585,042	511,935	476,741	471,247
Brokered deposits	380,721	374,886	418,256	419,683	381,372
TOTAL DEPOSITS	$7,172,530	$6,911,019	$6,017,104	$5,635,309	$5,556,498

NET INTEREST INCOME
(Dollars in Thousands)	For the Three Months Ended
	December 31, 2017			December 31, 2016
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
Assets:
Interest-bearing time deposits	$87,172	$294	1.35%	$49,835	$66	0.53%
Federal Reserve and Federal Home Loan Bank stock	23,825	259	4.35	18,041	193	4.28
Investment Securities: (1)
Taxable	755,341	4,477	2.37	710,902	3,893	2.19
Tax-Exempt (2)	698,600	8,969	5.14	581,129	7,480	5.15
Total Investment Securities	1,453,941	13,446	3.70	1,292,031	11,373	3.52
Loans held for sale	13,657	216	6.33	1,611	81	20.11
Loans: (3)
Commercial	4,806,978	60,015	4.99	3,655,414	41,830	4.58
Real Estate Mortgage	737,668	8,320	4.51	557,259	6,125	4.40
Installment	617,591	7,919	5.13	519,257	5,859	4.51
Tax-Exempt (2)	399,161	4,643	4.65	274,525	3,225	4.70
Total Loans	6,575,055	81,113	4.93	5,008,066	57,120	4.56
Total Earning Assets	8,139,993	95,112	4.67	6,367,973	68,752	4.32
Net unrealized gain on securities available for sale	4,131			7,221
Allowance for loan losses	(73,675)			(63,999)
Cash and cash equivalents	182,970			113,414
Premises and equipment	102,605			95,245
Other assets	818,213			566,602
Total Assets	$9,174,237			$7,086,456
Liabilities:
Interest-bearing deposits:
Interest-bearing NOW deposits	$1,970,916	$2,185	0.44%	$1,524,324	$730	0.19%
Money market deposits	1,071,037	1,101	0.41	795,045	328	0.17
Savings deposits	922,052	214	0.09	766,232	164	0.09
Certificates and other time deposits	1,458,365	4,335	1.19	1,132,962	2,664	0.94
Total Interest-bearing Deposits	5,422,370	7,835	0.58	4,218,563	3,886	0.37
Borrowings	678,242	3,748	2.21	531,059	2,745	2.07
Total Interest-bearing Liabilities	6,100,612	11,583	0.76	4,749,622	6,631	0.56
Noninterest-bearing deposits	1,720,005			1,366,905
Other liabilities	58,810			66,319
Total Liabilities	7,879,427			6,182,846
Stockholders' Equity	1,294,810			903,610
Total Liabilities and Stockholders' Equity	$9,174,237	11,583	0.57	$7,086,456	6,631	0.42
Net Interest Income		$83,529			$62,121
Net Interest Margin			4.10%			3.90%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments.
(2)  Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 35 percent for 2017 and 2016. These totals equal $4,764 and $3,747 for the three months ended December 31, 2017 and 2016, respectively.

(3) Non accruing loans have been included in the average balances.

NET INTEREST INCOME
(Dollars in Thousands)	For the Twelve Months Ended
	December 31, 2017			December 31, 2016
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
Assets:
Interest-bearing time deposits	$75,417	$736	0.98%	$69,753	$350	0.50%
Federal Reserve and Federal Home Loan Bank stock	20,921	894	4.27	24,268	1,098	4.52
Investment Securities: (1)
Taxable	726,004	17,489	2.41	721,689	16,415	2.27
Tax-Exempt (2)	632,076	32,891	5.20	550,335	28,649	5.21
Total Investment Securities	1,358,080	50,380	3.71	1,272,024	45,064	3.54
Loans held for sale	7,707	462	5.99	4,050	372	9.19
Loans: (3)
Commercial	4,267,651	204,771	4.80	3,541,098	162,848	4.60
Real Estate Mortgage	679,284	30,267	4.46	566,050	25,156	4.44
Installment	573,100	28,204	4.92	485,111	21,926	4.52
Tax-Exempt (2)	353,542	16,452	4.65	217,696	10,039	4.61
Total Loans	5,881,284	280,156	4.76	4,814,005	220,341	4.58
Total Earning Assets	7,335,702	332,166	4.53%	6,180,050	266,853	4.32%
Net unrealized gain on securities available for sale	4,360			9,969
Allowance for loan losses	(70,380)			(62,976)
Cash and cash equivalents	142,503			105,443
Premises and equipment	97,446			96,023
Other assets	686,598			570,756
Total Assets	$8,196,229			$6,899,265
Liabilities:
Interest-bearing deposits:
Interest-bearing NOW deposits	$1,730,272	$5,817	0.34%	$1,427,535	$2,579	0.18%
Money market deposits	938,959	2,788	0.30	825,681	1,705	0.21
Savings deposits	844,825	734	0.09	731,902	618	0.08
Certificates and other time deposits	1,339,866	14,467	1.08	1,151,700	11,012	0.96
Total Interest-bearing Deposits	4,853,922	23,806	0.49	4,136,818	15,914	0.38
Borrowings	664,045	13,806	2.08	512,356	10,925	2.13
Total Interest-bearing Liabilities	5,517,967	37,612	0.68	4,649,174	26,839	0.58
Noninterest-bearing deposits	1,514,829			1,301,399
Other liabilities	52,909			64,028
Total Liabilities	7,085,705			6,014,601
Stockholders' Equity	1,110,524			884,664
Total Liabilities and Stockholders' Equity	$8,196,229	37,612	0.51	$6,899,265	26,839	0.43
Net Interest Income		$294,554			$240,014
Net Interest Margin			4.02%			3.89%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments.
(2)  Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 35 percent for 2017 and 2016. These totals equal $17,270 and $13,541 for the years ended December 31, 2017 and 2016, respectively.

(3) Non accruing loans have been included in the average balances.